Sub-Item 77I:  Terms of new or amended securities

The Prospectus and Statement of Additional Information relating to Goldman Sachs Trust's Small/Mid-Cap Growth Fund, as filed with the Securities and Exchange Commission on April 15, 2005 pursuant to Rule 485(a) under the Securities Act of 1933 (Accession No. 0000950123-05-004574), are incorporated herein by reference.